UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: October 15, 2019
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2019-C17
(Central Index Key Number 0001785812)
(Exact name of issuing entity)

UBS AG
(Central Index Key Number 0001685185)
Wells Fargo Bank, National Association (Central Index Key Number 0000740906)
Rialto Mortgage Finance, LLC (Central Index Key Number 0001592182)
Ladder Capital Finance LLC
(Central Index Key Number 0001541468)
Rialto Real Estate Fund III – Debt, LP
(Central Index Key Number 0001654834)
CIBC Inc. (Central Index Key Number 0001548567)

UBS Commercial Mortgage Securitization Corp.
(Central Index Key Number 0001532799)
(Exact name of registrant as specified in its charter)

Delaware	333-227784-04	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.         Other Events.

On October 15, 2019, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of October 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2019-C17, Commercial Mortgage Pass-Through Certificates, Series 2019-C17.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus dated September 27, 2019 and as filed with the Securities and Exchange Commission on October 15, 2019 (the “Prospectus”) described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced Servicing Agreement”). Each such Non-Serviced Servicing Agreement is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced Servicing Agreements, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
Grand Canal Shoppes	4.6	4.2
Phoenix Industrial Portfolio II	4.7	N/A
600 & 620 National Avenue	4.8	N/A
10000 Santa Monica Boulevard	4.9	4.3
Global Data Center	4.10	N/A
The Chantilly Office Portfolio	4.11	N/A
Smoke Tree Village and Smoke Tree Commons	4.12	N/A
CIRE Equity Retail & Industrial Portfolio	4.13	4.4
Gatlin Retail Portfolio	4.14	N/A
Ambler Yards	4.15	N/A
Blackmore Marketplace	4.16	N/A
Maui Portfolio	4.17	4.5
Landing at Fancher Creek	4.18	N/A(1)
Courtyard by Marriott Secaucus	4.19	N/A
Meidinger Tower	4.20	N/A
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

 The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $698,345,000, were sold to UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC (“WFS”), CIBC World Markets Corp. (“CIBC World Markets”), Brean Capital, LLC (“Brean”), Bancroft Capital, LLC (“Bancroft”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with UBS Securities, WFS, CIBC World Markets, Brean, Bancroft and Academy, the “Underwriters”), pursuant to the underwriting agreement, dated as of September 26, 2019 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On October 15, 2019, the Registrant also sold the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class NR-RR, Class Z and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $108,991,117, to UBS Securities, WFS, Brean, Bancroft, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 26, 2019, between the Registrant, the Initial Purchasers and UBS AG. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2019-C17 (the “Issuing Entity”), a common law trust fund formed on October 15, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of seventy (70) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on ninety-seven (97) commercial, multifamily or manufactured housing community properties. The Mortgage Loans were acquired by the Registrant from (i) UBS AG, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 26, 2019, between the Registrant and UBS AG, (ii) Wells Fargo Bank, National Association (“WFB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 26, 2019, between the Registrant and WFB, (iii) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of September 26, 2019, between the Registrant and RMF, (iv) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of September 26, 2019, among the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (v) Rialto Real Estate Fund III – Debt, LP (“RREF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of September 26, 2019, between the Registrant and RREF, and (vi) CIBC Inc. (“CIBC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of September 26, 2019, between the Registrant and CIBC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of October 15, 2019.

On October 15, 2019, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $698,345,000. The net proceeds of the offering to the Registrant of the issuance of the Public Certificates, after deducting expenses payable by the Registrant of $9,459,200, were approximately $780,050,548. Of the expenses paid by the Registrant, $0 were paid directly to affiliates of the Registrant, $1,041,504 in the form of fees were paid to the Underwriters, $175,355 were paid to or for the Underwriters and $8,242,342 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-227784) was originally declared effective on November 5, 2018.

Credit Risk Retention

The Risk Retention Certificates (as defined in the Pooling and Servicing Agreement) were sold to RREF III-D UBSCM 2019-C17 MOA-HRR, LLC (a majority-owned affiliate of the Retaining Sponsor (as defined in the Pooling and Servicing Agreement)) for $10,822,315 (representing approximately 1.26% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement. The VRR Interest (as defined in the Pooling and Servicing Agreement) representing no less than 3.75% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each Class of Regular Certificates. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $42,971,404, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Regular Certificates, excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated September 20, 2019 and as filed with the Securities and Exchange Commission on September 20, 2019 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 26, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, Wells Fargo Securities, LLC, CIBC World Markets Corp., Brean Capital, LLC, Bancroft Capital, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and UBS AG.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	MSC 2019-H7 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.3	NCMS 2019-10K TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.4	BMARK 2019-B12 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.5	BBCMS 2019-C4 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	Grand Canal Shoppes Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	Phoenix Industrial Portfolio II Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	600 & 620 National Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	10000 Santa Monica Boulevard Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	Global Data Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	The Chantilly Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	Smoke Tree Village and Smoke Tree Commons Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	CIRE Equity Retail & Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	Gatlin Retail Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.15	Ambler Yards Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.16	Blackmore Marketplace Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.17	Maui Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.18	Landing at Fancher Creek Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.19	Courtyard by Marriott Secaucus Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.20	Meidinger Tower Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 15, 2019.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 15, 2019 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 27, 2019.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated September 26, 2019, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated September 26, 2019, between Wells Fargo Bank, National Association, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated September 26, 2019, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated September 26, 2019, among Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated September 26, 2019, between Rialto Real Estate Fund III – Debt, LP, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated September 26, 2019, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2019	UBS COMMERCIAL MORTGAGE
SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President (senior officer in charge of
securitization of the depositor)

	By:	/s/ David Schell
Name: David Schell
Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of September 26, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, Wells Fargo Securities, LLC, CIBC World Markets Corp., Brean Capital, LLC, Bancroft Capital, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and UBS AG.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	MSC 2019-H7 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	NCMS 2019-10K TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	BMARK 2019-B12 PSA (as defined in the Pooling and Servicing Agreement).
4.5	BBCMS 2019-C4 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.6	Grand Canal Shoppes Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	Phoenix Industrial Portfolio II Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	600 & 620 National Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	10000 Santa Monica Boulevard Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Global Data Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	The Chantilly Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	Smoke Tree Village and Smoke Tree Commons Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	CIRE Equity Retail & Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	Gatlin Retail Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	Ambler Yards Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	Blackmore Marketplace Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.17	Maui Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	Landing at Fancher Creek Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.19	Courtyard by Marriott Secaucus Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.20	Meidinger Tower Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 15, 2019.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 15, 2019 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 27,2019.	(E)
99.1	Mortgage Loan Purchase Agreement, dated September 26, 2019, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated September 26, 2019, between Wells Fargo Bank, National Association, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated September 26, 2019, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated September 26, 2019, among Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated September 26, 2019, between Rialto Real Estate Fund III – Debt, LP, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.6	Mortgage Loan Purchase Agreement, dated September 26, 2019, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)